UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

BLACK CREEK DIVERSIFIED PROPERTY FUND INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52596	30-0309068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 Seventeenth Street, 17th Floor, Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 228-2200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                   Entry Into a Material Definitive Agreement.

The information discussed under Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dwight L. Merriman III, currently the Managing Director, Chief Executive Officer of Black Creek Diversified Property Fund Inc. (referred to herein as the “Company,” “we,” “our,” or “us”) has been named Chief Executive Officer of Industrial for Black Creek Group, LLC, an affiliate of our sponsor.  In this role, Mr. Merriman will oversee the acquisition, asset management and portfolio management activities for all industrial investments across Black Creek Group sponsored funds, including the Company. As a result, on December 10, 2019, Mr. Merriman announced that he will step down as Managing Director, Chief Executive Officer of the Company, effective as of January 1, 2020. In connection with this announcement, on December 10, 2019, the board of directors (the “Board”) appointed Jeffrey W. Taylor as Managing Director, Co-President, and principal executive officer of the Company effective immediately.

Jeffrey W. Taylor, age 47, has served as Managing Director, Co-President since December 10, 2019. Mr. Taylor has had a long tenure at the Company and is familiar with its day-to-day operations, having served as our Managing Director of Shareholder Operations since April 2017 and previously served as our Senior Vice President of Shareholder Operations from September 2012 to April 2017. Mr. Taylor has also served as Managing Director, Chief Operating Officer of Black Creek Group since 2017 and Senior Vice President of Operations of Black Creek Group since 2009.  In those roles, he has responsibilities for shareholder operations, product management and development, coordination of risk management programs and certain business operations. Mr. Taylor has also served as Managing Director, Co-President of Black Creek Industrial REIT IV Inc. (“BCI IV”) since December 9, 2019 and as Managing Director of Shareholder Operations of BCI IV since May 2017 and as Senior Vice President Shareholder Operations of BCI IV from February 2016 to May 2017 and has served as Managing Director of Shareholder Operations of Industrial Property Trust Inc. (“IPT”) since May 2017 and as Senior Vice President Shareholder Operations of IPT from December 2013 to May 2017. He has also served as President of BCG Advisors LLC since March 2012. BCG Advisors LLC is a registered investment advisor which has been engaged by Black Creek Diversified Property Advisors LLC (the “Advisor”) and us to provide non-discretionary advice and recommendations with respect to our investment in securities. Mr. Taylor’s background includes investment management, risk management, product management, operating company analysis and strategic planning within financial services companies. Prior to joining us and Black Creek Group, Mr. Taylor served in various positions with INVESCO Funds Group, most notably in management roles within the investment division and the distribution company as well as positions within the transfer agency. Mr. Taylor holds a Bachelor’s degree from Pennsylvania State University and a Master’s in Business Administration from the University of Colorado at Denver. In addition, Mr. Taylor is a CFA Charterholder.

Mr. Taylor will hold office until his successor is duly elected or appointed and qualifies or until his earlier death, resignation or removal in the manner set forth in the Company’s bylaws.

In connection with his appointment as an executive officer, Mr. Taylor and the Company also entered an Indemnification Agreement (the “Indemnification Agreement”), effective as of December 10, 2019, consistent with the form of Indemnification Agreement which is entered into between each director and executive officer of the Company. The Indemnification Agreement, requires, among other things, that, subject to certain limitations, the Company will indemnify Mr. Taylor and advance to him all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. The preceding summary of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the Indemnification Agreement that is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Further, effective December 10, 2019, the Board approved the modification of the position of Mr. Rajat Dhanda to Managing Director, Co-President of the Company. In addition, the Board approved the modification of the position of Ms. Lainie P. Minnick to include the title of Senior Portfolio Manager, in addition to her existing role as Managing Director, Chief Financial Officer and Treasurer.  Finally, Gregory M. Moran’s position was changed from Managing Director, Retail and Chief Investment Officer to Managing Director and Chief Investment Officer.

Item 8.01                   Other Events.

Net Asset Value Calculation and Valuation Procedures

Our Board has approved amendments to our Net Asset Value Calculation and Valuation Procedures (the “Valuation Procedures”), effective as of December 31, 2019, to revise the way we value property-level mortgages, corporate-level credit facilities and associated interest rate hedges when the loans, including associated interest rate hedges, are intended to be held to maturity.  The changes will take effect with respect to our net asset value (“NAV”) as of December 31, 2019, which will be calculated and disclosed on or about January 15, 2020.  We expect the impact from these changes to be an approximately 1.2% (or $0.09) increase to the NAV per share, not taking into account all of the other items that impact our monthly NAV.  The new Valuation Procedures have been filed as an exhibit to this Current Report on Form 8-K.

As amended, effective as of December 31, 2019, the section of the Valuation Procedures entitled “Valuation of Real Estate-Related Assets—Valuation of Other Assets” is replaced with the following:

Valuation of Other Assets

Other assets include, but may not be limited to, derivatives (other than interest rate hedges), credit rated government and corporate debt securities, publicly traded equity securities, cash and cash equivalents, and accounts receivable. Estimates of the fair values of other assets are determined using widely accepted methodologies and, where available, on the basis of publicly available information. Subject to the board of directors’ approval, pricing sources may include third parties or the Advisor or its affiliates.

In addition, as amended, effective as of December 31, 2019, the section of the Valuation Procedures entitled “Valuation of Liabilities” is replaced with the following:

Valuation of Liabilities, Excluding Property-Level Mortgages, Corporate-Level Credit Facilities and Interest Rate Hedges

Except as noted below, we will include an estimate of the fair value of our liabilities as part of our NAV calculation. These liabilities will include, but may not be limited to, fees and reimbursements payable to the Advisor and its affiliates, accounts payable and accrued expenses, and other liabilities. Pursuant to our valuation procedures, our board of directors, including a majority of our independent directors, approves the pricing sources of our liabilities which may include third parties or our Advisor or its affiliates.

Under applicable GAAP, we record liabilities for distribution fees (i) that we currently owe Black Creek Capital Markets, LLC (the “Dealer Manager”) under the terms of our dealer manager agreement and (ii) for an estimate that we may pay to our Dealer Manager in future periods. However, we do not deduct the liability for estimated future distribution fees in our calculation of NAV since we intend for our NAV to reflect our estimated value on the date that we determine our NAV. Accordingly, our estimated NAV at any given time does not include consideration of any estimated future distribution fees that may become payable after such date.

Valuation of Liabilities - Property-Level Mortgages, Corporate-Level Credit Facilities and Interest Rate Hedges

Our property-level mortgages and corporate-level credit facilities that are intended to be held to maturity, including those subject to interest rates hedges, shall be valued at par (i.e. at their respective outstanding balances).  Because we often utilize interest rate hedges to stabilize interest payments (i.e. to fix all-in interest rates through interest rate swaps or to limit interest rate exposure through interest rate caps) on individual loans, each loan and associated interest rate hedge shall be treated as one financial instrument which shall be valued at par if intended to be held to maturity.  This policy of valuing at par shall apply regardless of whether any given interest rate hedge is considered as an asset or liability for GAAP purposes.

Our property-level mortgages and corporate-level credit facilities that are not intended to be held to maturity (in conjunction with any associated interest rate hedges that are not intended to be held to maturity) shall be valued at fair value using widely accepted valuation methodologies.

Estimated prepayment penalties shall not factor into the valuation of our debt until a loan or interest rate hedge is actually prepaid or terminated, unless an interest rate hedge is not definitively not intended to be held to maturity, in which case a hedge mark to market adjustment shall be made at such time.

Debt that is not intended to be held to maturity shall mean any property-level mortgages that we definitively intend to prepay in association with any asset considered as held-for-sale from a GAAP perspective, other property-level mortgages or corporate-level credit facilities that we definitively intend to prepay, or any interest rate hedge that we definitively intend to terminate.

In addition, for non-recourse mortgages and interest rate hedges, the combined value of each mortgage and associated interest rate hedge shall be limited to the value of the underlying asset(s), so as to not make the equity of said asset(s) less than zero.

Costs and expenses incurred to secure such financings are amortized over the life of the applicable loan. Unless costs can be specifically identified, we allocate the financing costs and expenses incurred with obtaining multiple loans that are not directly related to any single loan among the applicable loans, generally pro rata based on the amount of proceeds from each loan.

Item 9.01                   Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

10.1

Form of Indemnification Agreement for officers and directors. Incorporated by reference to Exhibit 10.4 to Amendment No. 5 to the Company’s Registration Statement on Form S-11 (File No. 333-125338) filed with the Securities and Exchange Commission on January 13, 2006.

99.1*	Net Asset Value Calculation and Valuation Procedures

*    Filed herewith.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements include forward-looking assumptions and methodologies used to determine our NAV per share. These statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are subject to a number of assumptions, risks and uncertainties that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements are generally identifiable by the use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “continue,” or the negative of these words, or other similar words or terms. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors that may cause our results to vary are general economic and business (particularly real estate and capital market) conditions being less favorable than expected, the business opportunities that may be presented to and pursued by us, changes in laws or regulations (including changes to laws governing the taxation of real estate investment trusts (“REITs”)), risk of acquisitions, availability and creditworthiness of prospective tenants, availability of capital (debt and equity), interest rate fluctuations, competition, supply and demand for properties in our current and any proposed market areas, tenants’ ability to pay rent at current or increased levels, accounting principles, policies and guidelines applicable to REITs, environmental, regulatory and/or safety requirements, tenant bankruptcies and defaults, the availability and cost of comprehensive insurance, including coverage for terrorist acts, and other factors, many of which are beyond our control. For a further discussion of these factors and other risk factors that could lead to actual results materially different from those described in the forward-looking statements, see “Risk Factors” under Item 1A of Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent periodic and current reports filed with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Black Creek Diversified Property Fund Inc.
December 10, 2019
	By:	/s/ LAINIE P. MINNICK
Lainie P. Minnick Managing Director, Senior Portfolio Manager, Chief Financial Officer and Treasurer